Exhibit 99.2

FINANCIAL SUPPLEMENT TO SECOND QUARTER 2010 EARNINGS RELEASE

Summary

Quarterly loss of $0.28 per diluted share reflects core revenue growth, lower adjusted non-interest expenses, continued improvement in key credit metrics offset by a regulatory charge

•

Significant second quarter drivers include: $200 million regulatory charge; $651 million loan loss provision, down $119 million linked quarter; non-performing assets declined for the first time since 4Q08

•

Adjusted pre-tax pre-provision net revenue (“PPNR”) increased 22% linked quarter, reflecting improved operating leverage from higher net interest income, higher adjusted non-interest income and lower adjusted non-interest expense

Non-performing assets declined; Risk profile continues to improve

•	Non-performing assets, excluding loans held for sale, decreased $297 million or 7% linked quarter; Gross inflow of non-performing assets declined $419 million to $887 million during the second quarter

•	Net charge-offs declined $49 million to $651 million, or an annualized 2.99% of loans as compared to first quarter’s 3.16%.

Reflecting lower net charge offs and declining non-performing assets, the provision for loan losses declined $119 million to $651 million.

•	Allowance for loan losses increased 10 bps to 3.71%; loan loss provision essentially equaled net charge-offs

•	Allowance coverage ratio (ALL/NPL, excluding loans held for sale) rose to 0.92x as of June 30, 2010, as compared to 0.86x at March 31, 2010

Maintaining strong account growth and service excellence through focusing on our customers

•	Opened 488,000 new checking accounts year-to-date; expecting to match or exceed 2009’s record level of 1,000,000 new accounts

•	Customer retention remains well above the industry norm and is at a historical high

•	According to Gallup, Regions ranked in the top decile in customer loyalty among retail banks

•	Average low-cost deposits increased $2.7 billion linked-quarter or 4%, up $10.3 billion or 17% year-over-year

Low-cost deposits grow and net interest margin expands

•	Net interest income increased $25 million linked quarter despite a 2% decline in average earning assets

•	Net interest margin continues to improve, increasing 10 basis points linked quarter to 2.87%

•	Improving deposit mix and pricing aid the improvement in the margin; time deposits as a percentage of total deposits equal to 27.4% as compared to 34.7% a year ago

•	Total deposit costs declined 21 bps linked quarter to 0.79%

•	Loans outstanding declined $2.2 billion or 3% linked quarter, impacted by generally reduced demand and actions to reduce the company’s investor real estate portfolio

Non-interest revenues expand while non-interest expenses declined and reflect higher performance and efficiency

•	Excluding prior quarter’s gains on sale of securities and leveraged lease terminations, non-interest revenue increased $22 million or 3% versus the prior quarter

•

Service charges income increased 5% linked quarter, driven by higher interchange transaction activity; Policy changes associated with Regulation E began in the second quarter and will be fully implemented during the third quarter.

•	Brokerage income increased $18 million to $254 million, driven by higher fixed income capital markets, private client revenue and investment banking activity

•	Mortgage income declined $4 million linked quarter, primarily reflecting the impact of a reduced benefit from mortgage servicing rights hedging activities

•	Non-interest expenses, as adjusted for prior quarter’s branch consolidation charges, loss on early extinguishment of debt and current quarter’s regulatory charge, improved 4% linked quarter

•	Recorded a $200 million regulatory charge (see Earnings Press Release for further details)

•	Salaries and benefits expense declined $15 million linked quarter, aided by lower headcount and a seasonal payroll tax decline

Gulf Oil Spill

•	Customer Assistance Program continues to assist customers in need of financial support, including those impacted by the Gulf oil spill

•

Company has coordinated efforts to quickly, clearly and confidently communicate to local consumers and businesses about Regions’ ability to help, as well as availability of Small Business Association direct programs, state programs and BP assistance efforts.

•	Strong history in dealing with environmental disasters (e.g. Katrina) and how they impact customers and communities

•	Thoroughly reviewed impacted geographies and lending relationships; estimated total potential future losses for Regions to be a maximum of $100 million in its adverse case.

Solid capital position

•	Tier 1 capital ratio of 12.0% (1);

•	Tier 1 common ratio of 7.7% (1)

•	Tier 1 capital ratio, excluding trust preferred securities, of 11.2% (1)

•	Tangible common stockholders’ equity to tangible assets of 6.26%

(1)	estimated

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2010 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Balance Sheets

(Unaudited)

($ amounts in millions)	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Assets:
Cash and due from banks	$2,097	$2,252	$2,052	$2,101	$2,363
Interest-bearing deposits in other banks	4,562	4,295	5,580	5,902	2,846
Federal funds sold and securities purchased under agreements to resell	752	324	379	366	3,221
Trading account assets	1,261	1,238	3,039	1,388	1,109
Securities available for sale	24,166	24,219	24,069	21,030	19,681
Securities held to maturity	28	30	31	39	43
Loans held for sale	1,162	1,048	1,511	1,470	1,932
Loans, net of unearned income	85,945	88,174	90,674	92,754	96,149
Allowance for loan losses	(3,185)	(3,184)	(3,114)	(2,627)	(2,282)

Net loans	82,760	84,990	87,560	90,127	93,867
Other interest-earning assets	1,082	819	734	839	829
Premises and equipment, net	2,588	2,637	2,668	2,694	2,789
Interest receivable	466	503	468	499	501
Goodwill	5,561	5,559	5,557	5,557	5,556
Mortgage servicing rights (MSRs)	220	270	247	216	202
Other identifiable intangible assets	443	472	503	535	568
Other assets	8,192	8,574	7,920	7,223	7,304

Total Assets	$135,340	$137,230	$142,318	$139,986	$142,811

Liabilities and Stockholders’ Equity:
Deposits:
Non-interest-bearing	$22,993	$23,391	$23,204	$21,226	$20,995
Interest-bearing	73,257	74,941	75,476	73,654	73,731

Total deposits	96,250	98,332	98,680	94,880	94,726
Borrowed funds:
Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	1,929	1,687	1,893	2,633	2,265
Other short-term borrowings	1,035	997	1,775	2,653	4,927

Total short-term borrowings	2,964	2,684	3,668	5,286	7,192
Long-term borrowings	15,415	15,683	18,464	18,093	18,238

Total borrowed funds	18,379	18,367	22,132	23,379	25,430
Other liabilities	3,248	2,893	3,625	3,235	3,918

Total Liabilities	117,877	119,592	124,437	121,494	124,074
Stockholders’ equity:
Preferred stock, Series A	3,360	3,351	3,343	3,334	3,325
Preferred stock, Series B	—	259	259	278	278
Common stock	13	12	12	12	12
Additional paid-in capital	19,038	18,781	18,781	18,754	18,740
Retained earnings (deficit)	(3,849)	(3,502)	(3,235)	(2,618)	(2,169)
Treasury stock, at cost	(1,405)	(1,407)	(1,409)	(1,411)	(1,413)
Accumulated other comprehensive income (loss), net	306	144	130	143	(36)

Total Stockholders’ Equity	17,463	17,638	17,881	18,492	18,737

Total Liabilities and Stockholders’ Equity	$135,340	$137,230	$142,318	$139,986	$142,811

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2010 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Statements of Operations

(Unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Interest income on:
Loans, including fees	$930	$945	$981	$1,047	$1,073
Securities:
Taxable	224	242	256	232	239
Tax-exempt	—	1	1	6	5

Total securities	224	243	257	238	244
Loans held for sale	9	8	12	12	15
Federal funds sold and securities purchased under agreements to resell	1	—	1	—	1
Trading account assets	9	12	30	10	10
Other interest-earning assets	7	7	7	7	8

Total interest income	1,180	1,215	1,288	1,314	1,351
Interest expense on:
Deposits	194	242	280	301	330
Short-term borrowings	2	3	9	9	16
Long-term borrowings	128	139	149	159	174

Total interest expense	324	384	438	469	520

Net interest income	856	831	850	845	831
Provision for loan losses	651	770	1,179	1,025	912

Net interest income (loss) after provision for loan losses	205	61	(329)	(180)	(81)
Non-interest income:
Service charges on deposit accounts	302	288	299	300	288
Brokerage, investment banking and capital markets	254	236	257	252	263
Mortgage income	63	67	46	76	64
Trust department income	49	48	48	49	48
Securities gains (losses), net	—	59	(96)	4	108
Other	88	114	164	91	428

Total non-interest income	756	812	718	772	1,199
Non-interest expense:
Salaries and employee benefits	560	575	566	578	586
Net occupancy expense	110	120	114	121	112
Furniture and equipment expense	79	74	74	83	78
Other-than-temporary impairments (1)	—	1	—	3	69
Regulatory charge	200	—	—	—	—
Other	377	460	465	458	386

Total non-interest expense	1,326	1,230	1,219	1,243	1,231

Income (loss) before income taxes	(365)	(357)	(830)	(651)	(113)
Income taxes	(88)	(161)	(287)	(274)	75

Net income (loss)	$(277)	$(196)	$(543)	$(377)	$(188)

Net income (loss) available to common shareholders	$(335)	$(255)	$(606)	$(437)	$(244)

Weighted-average shares outstanding—during quarter:
Basic	1,200	1,194	1,191	1,189	876
Diluted	1,200	1,194	1,191	1,189	876
Actual shares outstanding—end of quarter	1,256	1,192	1,193	1,188	1,188
Earnings (loss) per common share (2):
Basic	$(0.28)	$(0.21)	$(0.51)	$(0.37)	$(0.28)
Diluted	$(0.28)	$(0.21)	$(0.51)	$(0.37)	$(0.28)
Cash dividends declared per common share	$0.01	$0.01	$0.01	$0.01	$0.01
Taxable-equivalent net interest income from continuing operations	$863	$839	$857	$853	$840

(1)	Includes $3 million and $260 million of gross charges, net of $0 and $191 million noncredit related portion recognized in other comprehensive income, in 3Q09 and 2Q09, respectively.

The corresponding amounts for other quarters hereon are immaterial.

(2)	Includes preferred stock dividends.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2010 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Statements of Operations

(Unaudited)

	Six Months Ended June 30
($ amounts in millions, except per share data)	2010	2009
Interest income on:
Loans, including fees	$1,875	$2,171
Securities:
Taxable	466	478
Tax-exempt	1	12

Total securities	467	490
Loans held for sale	17	31
Federal funds sold and securities purchased under agreements to resell	1	2
Trading account assets	21	22
Other interest-earning assets	14	14

Total interest income	2,395	2,730
Interest expense on:
Deposits	436	696
Short-term borrowings	5	36
Long-term borrowings	267	358

Total interest expense	708	1,090

Net interest income	1,687	1,640
Provision for loan losses	1,421	1,337

Net interest income after provision for loan losses	266	303
Non-interest income:
Service charges on deposit accounts	590	557
Brokerage, investment banking and capital markets	490	480
Mortgage income	130	137
Trust department income	97	94
Securities gains, net	59	161
Other	202	836

Total non-interest income	1,568	2,265
Non-interest expense:
Salaries and employee benefits	1,135	1,125
Net occupancy expense	230	219
Furniture and equipment expense	153	154
Other-than-temporary impairments (1)	1	72
Regulatory charge	200	—
Other	837	719

Total non-interest expense (2)	2,556	2,289

Income (loss) before income taxes	(722)	279
Income taxes	(249)	390

Net income (loss)	(473)	(111)

Net income (loss) available to common shareholders	($590)	($218)

Weighted-average shares outstanding—year-to-date
Basic	1,197	785
Diluted	1,197	785
Actual shares outstanding—end of period	1,256	1,188
Earnings (loss) per common share (3):
Basic	$(0.49)	$(0.28)
Diluted	$(0.49)	$(0.28)
Cash dividends declared per common share	$0.02	$0.11
Taxable equivalent net interest income from continuing operations	$1,702	$1,657

(1)	Includes $263 million of gross charges, net of $191 million noncredit related portion recognized in other comprehensive income (loss), in 2009.
The corresponding 2010 amounts are immaterial.
(2)	The securities for which noncredit other-than-temporary impairments were taken in 2Q09 were sold in 4Q09. Realized losses on the sales are reported with securities gains (losses), net.
(3)	Includes preferred stock dividends.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2010 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Average Daily Balances and Yield/Rate Analysis

($ amounts in millions; yields on taxable-equivalent basis)	Quarter Ended
	6/30/10			3/31/10			12/31/09			9/30/09			6/30/09
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$345	$1	0.42%	$373	$—	0.39%	$364	$1	0.35%	$597	$—	0.42%	$508	$1	0.49%
Trading account assets	1,186	9	3.24	1,288	13	3.99	2,827	31	4.33	1,101	10	3.59	1,221	11	3.58
Securities:
Taxable	23,862	224	3.77	23,811	242	4.11	23,061	256	4.41	19,177	232	4.79	19,453	239	4.92
Tax-exempt	41	—	—	51	1	9.35	135	2	7.42	463	8	6.52	562	8	6.30
Loans held for sale	1,031	9	3.29	1,392	8	2.46	1,494	12	2.99	1,522	12	3.25	1,790	16	3.41
Loans, net of unearned income	87,266	936	4.30	89,723	952	4.30	91,766	986	4.27	94,354	1,053	4.43	95,382	1,077	4.53
Other interest-earning assets	6,745	8	0.46	5,973	7	0.46	5,566	7	0.48	6,841	7	0.40	9,700	8	0.36

Total interest-earning assets	120,476	1,187	3.95	122,611	1,223	4.04	125,213	1,295	4.10	124,055	1,322	4.23	128,616	1,360	4.24
Allowance for loan losses	(3,215)			(3,144)			(2,772)			(2,393)			(1,917)
Cash and due from banks	2,112			2,181			2,206			2,113			2,269
Other non-earning assets	17,912			17,917			16,486			16,530			17,119

	$137,285			$139,565			$141,133			$140,305			$146,087

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$4,478	1	0.08	$4,215	1	0.13	$4,064	1	0.14	$4,038	1	0.13	$4,029	1	0.11
Interest-bearing transaction accounts	15,651	8	0.21	15,709	11	0.27	14,279	11	0.29	13,934	10	0.27	14,277	11	0.30
Money market accounts	27,302	32	0.46	25,715	40	0.64	23,808	38	0.63	23,107	35	0.61	22,138	43	0.78
Time deposits	26,933	153	2.29	29,779	190	2.58	32,046	230	2.84	32,584	255	3.10	33,442	275	3.30
Other	—	—	—	—	—	—	—	—	—	—	—	—	728	—	0.14

Total interest-bearing deposits (1)	74,364	194	1.05	75,418	242	1.30	74,197	280	1.49	73,663	301	1.62	74,614	330	1.78
Federal funds purchased and securities sold under agreements to repurchase	1,798	1	0.17	1,989	1	0.19	3,089	5	0.60	2,649	1	0.11	3,734	3	0.33
Other short-term borrowings	847	1	0.65	1,086	2	0.81	1,849	4	0.91	2,721	8	1.26	7,427	13	0.71
Long-term borrowings	15,933	128	3.21	17,417	139	3.24	18,326	149	3.24	18,250	159	3.45	18,829	174	3.70

Total interest-bearing liabilities	92,942	324	1.40	95,910	384	1.62	97,461	438	1.78	97,283	469	1.91	104,604	520	2.00

Net interest spread			2.55			2.42			2.32			2.32			2.24

Non-interest-bearing deposits (1)	23,688			22,817			22,149			21,122			20,421
Other liabilities	3,063			3,040			3,275			3,288			3,567
Stockholders’ equity	17,592			17,798			18,248			18,612			17,495

	$137,285			$139,565			$141,133			$140,305			$146,087

Net interest income/margin FTE basis		$863	2.87%		$839	2.77%		$857	2.72%		$853	2.73%		$840	2.62%

(1)	Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.79%, 1.00%, 1.15%, 1.26% and 1.39% for the quarters ended June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2010 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Consolidated Average Daily Balances and Yield/Rate Analysis (1)

	Six Months Ended June 30
	2010			2009
($ amounts in millions; yields on taxable equivalent basis)	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$359	$1	0.40%	$526	$2	0.65%
Trading account assets	1,236	22	3.63	1,227	24	3.89
Securities:
Taxable	23,836	466	3.94	19,307	478	4.99
Tax-exempt	46	1	4.68	624	19	6.32
Loans held for sale	1,211	17	2.82	1,805	31	3.43
Loans, net of unearned income	88,488	1,888	4.30	96,012	2,179	4.58
Other earning assets	6,361	15	0.46	7,661	14	0.38

Total interest-earning assets	121,537	2,410	4.00	127,162	2,747	4.36
Allowance for loan losses	(3,179)			(1,893)
Cash and due from banks	2,146			2,333
Other non-earning assets	17,915			17,230

	$138,419			$144,832

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$4,347	2	0.10	$3,917	2	0.12
Interest-bearing transaction accounts	15,680	19	0.24	14,591	21	0.28
Money market accounts	26,513	72	0.54	21,674	110	1.03
Time deposits	28,348	343	2.44	33,169	563	3.42
Other	—	—	—	630	—	0.11

Total interest-bearing deposits (1)	74,888	436	1.17	73,981	696	1.90
Federal funds purchased and securities sold under agreements to repurchase	1,893	2	0.18	3,468	6	0.37
Other short-term borrowings	966	3	0.74	8,221	30	0.72
Long-term borrowings	16,671	267	3.23	18,893	358	3.82

Total interest-bearing liabilities	94,418	708	1.51	104,563	1,090	2.10

Net interest spread			2.49			2.26

Non-interest bearing deposits (1)	23,255			19,663
Other liabilities	3,051			3,502
Stockholders’ equity	17,695			17,104

	$138,419			$144,832

Net interest income/margin FTE basis		$1,702	2.82%		$1,657	2.63%

(1)	Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits.
The rates for total deposit costs equal 0.90% and 1.50% for the six months ended June 30, 2010 and 2009, respectively.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2010 EARNINGS RELEASE

Regions Financial Corporation and Subsidiaries

Selected Ratios

	As of and for Quarter Ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Return on average assets (non-GAAP)*	(0.98%)	(0.74%)	(1.70%)	(1.24%)	(0.67%)
Return on average assets, excluding regulatory charge (non-GAAP)*	(0.40%)	(0.74%)	(1.70%)	(1.24%)	(0.67%)
Return on average common equity*	(9.59%)	(7.28%)	(16.40%)	(11.55%)	(6.96%)
Return on average tangible common equity (non-GAAP)*	(16.80%)	(12.69%)	(28.03%)	(19.48%)	(12.34%)
Return on average tangible common equity, excluding regulatory charge (non-GAAP)*	(6.79%)	(12.69%)	(28.03%)	(19.48%)	(12.34%)
Common equity per share	$11.23	$11.77	$11.97	$12.53	$12.74
Tangible common book value per share (non-GAAP)	$6.45	$6.71	$6.89	$7.40	$7.58
Stockholders’ equity to total assets	12.90%	12.85%	12.56%	13.21%	13.12%
Tangible common stockholders’ equity to tangible assets (non-GAAP)	6.26%	6.09%	6.03%	6.56%	6.59%
Tier 1 Common risk-based ratio (non-GAAP) (1)	7.7%	7.1%	7.1%	7.9%	8.1%
Tier 1 Capital (1)	12.0%	11.7%	11.5%	12.2%	12.2%
Total Risk-Based Capital (1)	15.9%	15.8%	15.8%	16.3%	16.2%
Allowance for credit losses as a percentage of loans, net of unearned income (2)	3.79%	3.69%	3.52%	2.90%	2.43%
Allowance for loan losses as a percentage of loans, net of unearned income	3.71%	3.61%	3.43%	2.83%	2.37%
Allowance for loan losses to non-performing loans (3)	0.92x	0.86x	0.89x	0.82x	0.87x
Net interest margin (FTE)	2.87%	2.77%	2.72%	2.73%	2.62%
Loans, net of unearned income, to total deposits	89.3%	89.7%	91.9%	97.8%	101.5%
Net charge-offs as a percentage of average loans*	2.99%	3.16%	2.99%	2.86%	2.06%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans and other real estate	4.94%	5.15%	4.83%	4.40%	3.55%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans and other real estate (3)	4.65%	4.86%	4.49%	3.99%	3.17%
Non-performing assets (including loans 90 days past due) as a percentage of loans and other real estate	5.65%	5.94%	5.59%	5.08%	4.18%
Non-performing assets (including loans 90 days past due) as a percentage of loans and other real estate (3)	5.35%	5.65%	5.24%	4.68%	3.80%

*	Annualized
(1)	Current quarter Tier 1 Common, Tier 1 and Total Risk-Based Capital ratios are estimated
(2)	The allowance for credit losses reflects the allowance related to both loans on the balance sheet and exposure related to unfunded commitments and standby letters of credit
(3)	Excludes loans held for sale

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2010 EARNINGS RELEASE

Loans

Loan Portfolio - Period End Data

($ amounts in millions)	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	6/30/10 vs. 3/31/10		6/30/10 vs. 6/30/09
Commercial and industrial	$21,096	$21,220	$21,547	$21,925	$23,619	$(124)	-0.6%	$(2,523)	-10.7%
Commercial real estate mortgage - owner-occupied	11,967	12,028	12,054	12,103	12,282	(61)	-0.5%	(315)	-2.6%
Commercial real estate construction - owner-occupied	547	598	751	875	1,060	(51)	-8.5%	(513)	-48.4%

Total commercial	33,610	33,846	34,352	34,903	36,961	(236)	-0.7%	(3,351)	-9.1%
Commercial investor real estate mortgage	15,152	15,702	16,109	16,190	16,419	(550)	-3.5%	(1,267)	-7.7%
Commercial investor real estate construction	3,778	4,703	5,591	6,616	7,163	(925)	-19.7%	(3,385)	-47.3%

Total investor real estate	18,930	20,405	21,700	22,806	23,582	(1,475)	-7.2%	(4,652)	-19.7%
Residential first mortgage	15,567	15,592	15,632	15,513	15,564	(25)	-0.2%	3	NM
Home equity	14,802	15,066	15,381	15,630	15,796	(264)	-1.8%	(994)	-6.3%
Indirect	1,900	2,162	2,452	2,755	3,099	(262)	-12.1%	(1,199)	-38.7%
Other consumer	1,136	1,103	1,157	1,147	1,147	33	3.0%	(11)	-1.0%

	$85,945	$88,174	$90,674	$92,754	$96,149	$(2,229)	-2.5%	$(10,204)	-10.6%

Loan Portfolio - Average Balances

($ amounts in millions)	2Q10	1Q10	4Q09	3Q09	2Q09	2Q10 vs. 1Q10		2Q10 vs. 2Q09
Commercial and industrial	$21,109	$21,429	$21,570	$22,443	$22,707	$(320)	-1.5%	$(1,598)	-7.0%
Commercial real estate mortgage - owner-occupied	12,005	12,056	12,127	12,188	11,983	(51)	-0.4%	22	0.2%
Commercial real estate construction - owner-occupied	563	686	819	944	1,198	(123)	-17.9%	(635)	-53.0%

Total commercial	33,677	34,171	34,516	35,575	35,888	(494)	-1.4%	(2,211)	-6.2%
Commercial investor real estate mortgage	15,586	16,220	16,292	16,470	16,081	(634)	-3.9%	(495)	-3.1%
Commercial investor real estate construction	4,340	5,071	6,145	7,010	7,474	(731)	-14.4%	(3,134)	-41.9%

Total investor real estate	19,926	21,291	22,437	23,480	23,555	(1,365)	-6.4%	(3,629)	-15.4%
Residential first mortgage	15,537	15,567	15,521	15,508	15,593	(30)	-0.2%	(56)	-0.4%
Home equity	14,947	15,237	15,515	15,714	15,940	(290)	-1.9%	(993)	-6.2%
Indirect	2,028	2,310	2,601	2,923	3,276	(282)	-12.2%	(1,248)	-38.1%
Other consumer	1,151	1,147	1,176	1,154	1,130	4	0.3%	21	1.9%

	$87,266	$89,723	$91,766	$94,354	$95,382	$(2,457)	-2.7%	$(8,116)	-8.5%

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2010 EARNINGS RELEASE

Deposits

Deposit Portfolio - Period End Data

($ amounts in millions)	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	6/30/10 vs. 3/31/10		6/30/10 vs. 6/30/09
Customer Deposits
Interest-free deposits	$22,993	$23,391	$23,204	$21,226	$20,995	$(398)	-1.7%	$1,998	9.5%
Interest-bearing checking	15,148	15,715	15,791	13,688	14,140	(567)	-3.6%	1,008	7.1%
Savings	4,475	4,394	4,073	4,025	4,033	81	1.8%	442	11.0%
Money market - domestic	26,773	26,196	23,291	22,327	21,571	577	2.2%	5,202	24.1%
Money market - foreign	502	635	766	941	1,075	(133)	-20.9%	(573)	-53.3%

Low-cost deposits	69,891	70,331	67,125	62,207	61,814	(440)	-0.6%	8,077	13.1%
Time deposits	26,298	27,939	31,468	32,582	32,724	(1,641)	-5.9%	(6,426)	-19.6%

Total customer deposits	96,189	98,270	98,593	94,789	94,538	(2,081)	-2.1%	1,651	1.7%

Corporate Treasury Deposits
Time deposits	61	62	87	91	188	(1)	-1.6%	(127)	-67.6%

Total Deposits	$96,250	$98,332	$98,680	$94,880	$94,726	$(2,082)	-2.1%	$1,524	1.6%

Deposit Portfolio - Average Balances

($ amounts in millions)	2Q10	1Q10	4Q09	3Q09	2Q09	2Q10 vs. 1Q10		2Q10 vs. 2Q09
Customer Deposits
Interest-free deposits	$23,688	$22,817	$22,149	$21,122	$20,421	$871	3.8%	$3,267	16.0%
Interest-bearing checking	15,651	15,709	14,279	13,934	14,277	(58)	-0.4%	1,374	9.6%
Savings	4,478	4,215	4,064	4,038	4,029	263	6.2%	449	11.1%
Money market - domestic	26,670	24,961	22,956	22,103	20,962	1,709	6.8%	5,708	27.2%
Money market - foreign	632	754	852	1,004	1,176	(122)	-16.2%	(544)	-46.3%

Low-cost deposits	71,119	68,456	64,300	62,201	60,865	2,663	3.9%	10,254	16.8%
Time deposits	26,872	29,707	31,961	32,481	33,221	(2,835)	-9.5%	(6,349)	-19.1%

Total customer deposits	97,991	98,163	96,261	94,682	94,086	(172)	-0.2%	3,905	4.2%

Corporate Treasury Deposits
Time deposits	61	72	85	103	221	(11)	-15.3%	(160)	-72.4%
Other	—	—	—	—	728	—	NM	(728)	-100.0%

Total corporate treasury deposits	61	72	85	103	949	(11)	-15.3%	(888)	-93.6%

Total Deposits	$98,052	$98,235	$96,346	$94,785	$95,035	$(183)	-0.2%	$3,017	3.2%

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2010 EARNINGS RELEASE

Pre-Tax Pre-Provision Net Revenue (“PPNR”)

($ amounts in millions)	2Q10	1Q10	4Q09	3Q09	2Q09	2Q10 vs. 1Q10		2Q10 vs. 2Q09
Net Interest Income	$856	$831	$850	$845	$831	$25	3.0%	$25	3.0%
Non-Interest Income	756	812	718	772	1,199	(56)	-6.9%	(443)	-36.9%

Total Revenue	1,612	1,643	1,568	1,617	2,030	(31)	-1.9%	(418)	-20.6%
Non-Interest Expense	1,326	1,230	1,219	1,243	1,231	96	7.8%	95	7.7%

Pre-tax Pre-provision Net Revenue	$286	$413	$349	$374	$799	(127)	-30.8%	(513)	-64.2%
Adjustments:
Regulatory charge	200		—	—	—	200	NM	200	NM
Securities (gains) losses, net	—	(59)	96	(4)	(108)	59	NM	108	NM
Gain on sale of Visa shares	—	—	—	—	(80)	—	NM	80	NM
Leveraged lease termination gains	—	(19)	(71)	(4)	(189)	19	NM	189	NM
Loss (gain) on extinguishment of debt	—	53	—	—	(61)	(53)	NM	61	NM
FDIC special assessment	—	—	—	—	64	—	NM	(64)	NM
Securities impairment, net	—	1	—	3	69	(1)	NM	(69)	NM
Branch consolidation costs (1)	—	8	12	41	—	(8)	NM	—	NM

Total adjustments	200	(16)	37	36	(305)	216	NM	505	NM

Adjusted PPNR	$486	$397	$386	$410	$494	$89	22.4%	$(8)	-1.6%

(1)	Includes $7 million of net occupancy expense and $1 million in valuation charges in 1Q10; $3 million of net occupancy expense, $6 million of salary expense and $3 million in valuation charges in 4Q09; and $9 million of net occupancy expense, $7 million of furniture and equipment expense and $25 million in valuation charges in 3Q09.

Categorization of Income related to

Mortgage Servicing Rights (MSRs) (2)

($ amounts in millions)	2Q10	1Q10	4Q09	3Q09	2Q09	2Q10 vs. 1Q10		2Q10 vs. 2Q09
Net interest income (3)	$—	$3	$20	$—	$—	(3)	NM	—	NM
Brokerage, investment banking and capital markets (4)	—	4	5	—	—	(4)	NM	—	NM
Mortgage income (5)	12	16	(4)	19	(2)	(4)	-25.0%	14	NM

	$12	$23	$21	$19	$(2)	(11)	-47.8%	14	NM

(2)	This table details the impact of changes in valuation of mortgage servicing rights and related hedging instruments on various categories in the consolidated statements of operations.
(3)	Interest earned on trading securities used to hedge MSRs.
(4)	Mark-to-market impact of trading securities used to hedge MSRs.
(5)	Net effect of mark-to-market impact of MSRs and derivatives used to hedge MSRs.

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2010 EARNINGS RELEASE

Non-Interest Income and Expense from Continuing Operations

Non-Interest Income and Expense

Non-Interest Income

($ amounts in millions)	2Q10	1Q10	4Q09	3Q09	2Q09	2Q10 vs. 1Q10		2Q10 vs. 2Q09
Service charges on deposit accounts	$302	$288	$299	$300	$288	$14	4.9%	$14	4.9%
Brokerage, investment banking and capital markets	254	236	257	252	263	18	7.6%	(9)	-3.4%
Mortgage income	63	67	46	76	64	(4)	-6.0%	(1)	-1.6%
Trust department income	49	48	48	49	48	1	2.1%	1	2.1%
Securities gains (losses), net	—	59	(96)	4	108	(59)	NM	(108)	NM
Insurance income	26	27	25	25	27	(1)	-3.7%	(1)	-3.7%
Leveraged lease termination gains	—	19	71	4	189	(19)	NM	(189)	NM
Visa shares sale gain	—	—	—	—	80	—	NM	(80)	NM
Gain on early extinguishment of debt	—	—	—	—	61	—	NM	(61)	NM
Other	62	68	68	62	71	(6)	-8.8%	(9)	-12.7%

Total non-interest income	$756	$812	$718	$772	$1,199	$(56)	-6.9%	$(443)	-36.9%

Non-Interest Expense

($ amounts in millions)	2Q10	1Q10	4Q09	3Q09	2Q09	2Q10 vs. 1Q10		2Q10 vs. 2Q09
Salaries and employee benefits	$560	$575	$566	$578	$586	$(15)	-2.6%	$(26)	-4.4%
Net occupancy expense	110	120	114	121	112	(10)	-8.3%	(2)	-1.8%
Furniture and equipment expense	79	74	74	83	78	5	6.8%	1	1.3%
Professional and legal fees	75	66	108	98	50	9	13.6%	25	50.0%
Marketing expense	18	15	18	20	20	3	20.0%	(2)	-10.0%
Amortization of core deposit intangible	27	28	29	30	30	(1)	-3.6%	(3)	-10.0%
Other real estate owned expense	41	42	64	61	24	(1)	-2.4%	17	70.8%
Other-than-temporary impairments, net	—	1	—	3	69	(1)	NM	(69)	NM
FDIC premiums - special assessment	—	—	—	—	64	—	NM	(64)	NM
FDIC premiums	58	59	54	56	43	(1)	-1.7%	15	34.9%
Valuation charges associated with branch consolidations	—	1	3	25	—	(1)	NM	—	—
Loss on early extinguishment of debt	—	53	—	—	—	(53)	NM	—	—
Regulatory charge	200	—	—	—	—	200	NM	200	NM
Other	158	196	189	168	155	(38)	-19.4%	3	1.9%

Total non-interest expense	$1,326	$1,230	$1,219	$1,243	$1,231	$96	7.8%	$95	7.7%

•	Excluding prior quarter’s gains on sale of securities and leveraged lease terminations, non-interest revenue increased $22 million or 3% versus the prior quarter

•

Service charges income increased 5% linked quarter, driven by higher interchange transaction activity. Policy changes associated with Regulation E began in the second quarter and will be fully implemented during the third quarter.

•	Brokerage income increased $18 million to $254 million, driven by higher private client revenue, fixed income capital markets, as well as improved investment banking activity

•

Mortgage income declined $4 million linked quarter, primarily reflecting the impact of a reduced benefit from mortgage servicing rights hedging activities. Origination volumes increased $400 million to $1.8 billion, with over half of originations reflecting new purchase activity.

•	Non-interest expenses, as adjusted for prior quarter’s branch consolidation charges, loss on early extinguishment of debt, and current quarter’s regulatory charge, declined 4% linked quarter

•	Salaries and benefits expense declined $15 million linked quarter, driven by lower headcount and a seasonal payroll tax decline

•	Professional and legal fees increased $9 million linked quarter, reflecting higher Morgan Keegan and credit-related costs

•

Other real estate owned expense and gains/losses on loans held for sale (included in other non-interest expense) improved by $22 million linked quarter, driven by improved sales pricing and a decline in foreclosed properties

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2010 EARNINGS RELEASE

Morgan Keegan

Morgan Keegan

Summary Income Statement (1)

($ amounts in millions)	2Q10	1Q10	4Q09	3Q09	2Q09	2Q10 vs. 1Q10		2Q10 vs. 2Q09
Revenues:
Commissions	$55	$54	$52	$53	$48	$1	1.9%	$7	14.6%
Principal transactions	85	98	100	116	122	(13)	-13.3%	(37)	-30.3%
Investment banking	61	51	67	50	56	10	19.6%	5	8.9%
Interest	18	17	17	17	19	1	5.9%	(1)	-5.3%
Trust fees and services	47	45	45	47	44	2	4.4%	3	6.8%
Investment advisory	36	28	38	44	32	8	28.6%	4	12.5%
Other	8	21	18	6	16	(13)	-61.9%	(8)	-50.0%

Total revenues	310	314	337	333	337	(4)	-1.3%	(27)	-8.0%
Expenses:
Interest expense	3	3	3	3	5	—	0.0%	(2)	-40.0%
Regulatory charge	200	—	—	—	—	200	NM	200	NM
Other non-interest expense	275	272	305	284	285	3	1.1%	(10)	-3.5%

Total expenses	478	275	308	287	290	203	73.8%	188	64.8%

Income (loss) before income taxes	(168)	39	29	46	47	(207)	NM	(215)	NM
Income taxes	12	14	11	17	17	(2)	-14.3%	(5)	-29.4%

Net income (loss)	$(180)	$25	$18	$29	$30	$(205)	NM	$(210)	NM

Breakout of Revenue by Division (2)

($ amounts in millions)	Private Client	Fixed- Income Capital Markets	Equity Capital Markets	Investment Banking	Regions MK Trust	Asset Management	Interest & Other
Three months ended June 30, 2010
$ amount of revenue	$119	$79	$15	$35	$52	$5	$5
% of gross revenue	38.4%	25.5%	4.8%	11.3%	16.8%	1.6%	1.6%
Three months ended March 31, 2010
$ amount of revenue	$114	$72	$13	$27	$49	$4	$35
% of gross revenue	36.3%	22.9%	4.1%	8.6%	15.6%	1.3%	11.2%
Six months ended June 30, 2010
$ amount of revenue	$233	$151	$28	$62	$101	$9	$40
% of gross revenue	37.3%	24.2%	4.5%	9.9%	16.2%	1.4%	6.5%
Six months ended June 30, 2009
$ amount of revenue	$199	$182	$28	$44	$97	$18	$43
% of gross revenue	32.6%	29.8%	4.6%	7.2%	15.9%	2.9%	7.0%

(1)	Certain amounts in the prior periods have been reclassified to reflect current period presentation
(2)	“Breakout of Revenue by Division” has been adjusted to reflect changes in the company’s reporting structure

•	Fixed Income Capital Markets revenue remained strong, benefiting from higher municipal issuances as well as institutional customers’ continued demand for Treasury products.

•

Investment Banking revenues for the quarter were strong due to several large municipal financing engagements, including those related to underwriting Build America Bonds. Shattuck Hammond, an independent division specializing in healthcare M&A, also had a solid quarter leading a number of transactions.

•	Morgan Keegan ended the first half of 2010 as the 8th leading underwriter of municipal bonds and the leading underwriter of Build America Bonds, according to Thomson Reuters

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2010 EARNINGS RELEASE

Credit Quality

Credit Quality

	As of and for Quarter Ended
($ amounts in millions)	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Allowance for credit losses (ACL)	$3,256	$3,250	$3,188	$2,690	$2,335
Provision for loan losses	651	770	1,179	1,025	912
Provision for unfunded credit losses	5	(8)	10	10	(21)
Net loans charged-off:*
Commercial and industrial	87	92	76	137	84
Commercial real estate mortgage - owner-occupied	39	32	38	17	15
Commercial real estate construction - owner-occupied	3	14	9	2	3

Total commercial	129	138	123	156	102
Commercial investor real estate mortgage	203	207	210	196	90
Commercial investor real estate construction	133	150	159	148	111

Total investor real estate	336	357	369	344	201
Residential first mortgage	61	62	55	57	51
Home equity	106	116	113	94	113
Indirect	4	8	10	10	11
Other consumer	15	19	22	19	13

Total	$651	$700	$692	$680	$491

Net loan charge-offs as a % of average loans, annualized *
Commercial and industrial	1.65%	1.74%	1.39%	2.43%	1.49%
Commercial real estate mortgage - owner-occupied	1.28%	1.09%	1.26%	0.55%	0.51%
Commercial real estate construction - owner-occupied	2.17%	8.41%	4.45%	0.88%	1.00%

Total commercial	1.53%	1.64%	1.41%	1.73%	1.15%
Commercial investor real estate mortgage	5.22%	5.17%	5.11%	4.74%	2.23%
Commercial investor real estate construction	12.33%	12.00%	10.26%	8.40%	5.94%

Total investor real estate	6.77%	6.80%	6.52%	5.83%	3.40%
Residential first mortgage	1.58%	1.63%	1.40%	1.45%	1.31%
Home equity	2.84%	3.07%	2.89%	2.37%	2.85%
Indirect	0.72%	1.38%	1.58%	1.46%	1.31%
Other consumer	5.23%	6.68%	7.37%	6.21%	4.78%

Total	2.99%	3.16%	2.99%	2.86%	2.06%

Non-accrual loans	$3,473	$3,706	$3,488	$3,216	$2,618
Foreclosed properties	546	610	607	503	439

Non-performing assets, excluding loans held for sale	$4,019	$4,316	$4,095	$3,719	$3,057
Non-performing loans held for sale	256	256	317	380	371

Non-performing assets (NPAs)	$4,275	$4,572	$4,412	$4,099	$3,428

Loans past due > 90 days*	$612	$700	$688	$643	$613
Commercial loans restructured not included in categories above	$47	$48	$25	$16	$11
Consumer loans restructured not included in categories above**	$1,192	$1,258	$1,583	$1,400	$1,167

Total restructured loans not included in categories above	$1,239	$1,306	$1,608	$1,416	$1,178

Credit Ratios:
ACL/Loans, net	3.79%	3.69%	3.52%	2.90%	2.43%
ALL/Loans, net	3.71%	3.61%	3.43%	2.83%	2.37%
Allowance for loan losses to non-performing loans - excludes loans held for sale	0.92x	0.86x	0.89x	0.82x	0.87x
NPAs (ex. 90+ past due)/Loans and foreclosed properties	4.94%	5.15%	4.83%	4.40%	3.55%
NPAs (ex. 90+ past due)/Loans and foreclosed properties - excludes loans held for sale	4.65%	4.86%	4.49%	3.99%	3.17%
NPAs (inc. 90+ past due)/Loans and foreclosed properties	5.65%	5.94%	5.59%	5.08%	4.18%
NPAs (inc. 90+ past due)/Loans and foreclosed properties - excludes loans held for sale	5.35%	5.65%	5.24%	4.68%	3.80%

*	See pages 14-17 for loan portfolio (risk view) breakout
**	At 6/30/10, 70 percent of consumer loans restructured not included in categories above consist of residential first mortgages.

Allowance for Credit Losses

	Six Months Ended June 30
($ amounts in millions)	2010	2009
Balance at beginning of year	$3,188	$1,900
Net loans charged-off	(1,350)	(881)
Provision for loan losses	1,421	1,337
Provision for unfunded credit commitments	(3)	(21)

Balance at end of period	$3,256	$2,335

Components:
Allowance for loan losses	$3,185	$2,282
Reserve for unfunded credit commitments	71	53

Allowance for credit losses	$3,256	$2,335

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2010 EARNINGS RELEASE

Total Loan Portfolio

Risk View

	2Q2010		1Q2010		4Q2009		3Q2009		2Q2009
($ millions)	$	% Total	$	% Total	$	% Total	$	% Total	$	% Total
Commercial and Industrial	21,096	24.6%	21,220	24.1%	21,547	23.8%	21,925	23.6%	23,619	24.6%
Commercial Real Estate Mortgage - OO	11,967	13.9%	12,028	13.6%	12,054	13.3%	12,103	13.0%	12,282	12.8%
Commercial Real Estate Construction - OO	547	0.6%	598	0.7%	751	0.8%	875	0.9%	1,060	1.1%

Total Commercial	33,610	39.1%	33,846	38.4%	34,352	37.9%	34,903	37.6%	36,961	38.4%

Commercial Investor Real Estate Mortgage	15,152	17.6%	15,702	17.8%	16,109	17.8%	16,190	17.5%	16,419	17.1%
Commercial Investor Real Estate Construction	3,778	4.4%	4,703	5.3%	5,591	6.2%	6,616	7.1%	7,163	7.4%

Total Investor Real Estate	18,930	22.0%	20,405	23.1%	21,700	23.9%	22,806	24.6%	23,582	24.5%

Residential First Mortgage	15,567	18.1%	15,592	17.7%	15,632	17.2%	15,513	16.7%	15,564	16.2%
Home Equity	14,802	17.2%	15,066	17.1%	15,381	17.0%	15,630	16.9%	15,796	16.4%
Direct	799	0.9%	774	0.9%	783	0.9%	797	0.9%	786	0.8%
Indirect	1,900	2.2%	2,162	2.5%	2,452	2.7%	2,755	3.0%	3,099	3.2%
Other Consumer	337	0.4%	329	0.4%	374	0.4%	350	0.4%	361	0.4%

Total Consumer	33,405	38.9%	33,923	38.5%	34,622	38.2%	35,045	37.8%	35,606	37.0%

Total Loans	85,945	100.0%	88,174	100.0%	90,674	100.0%	92,754	100.0%	96,149	100.0%

OO = Owner Occupied

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2010 EARNINGS RELEASE

Net Charge-Offs

Risk View

	2Q2010		1Q2010		4Q2009		3Q2009		2Q2009
($ millions)	$	%	$	%	$	%	$	%	$	%
Commercial and Industrial	87	1.65%	92	1.74%	76	1.39%	137	2.43%	84	1.49%
Commercial Real Estate Mortgage - OO	39	1.28%	32	1.09%	38	1.26%	17	0.55%	15	0.51%
Commercial Real Estate Construction - OO	3	2.17%	14	8.41%	9	4.45%	2	0.88%	3	1.00%

Total Commercial	129	1.53%	138	1.64%	123	1.41%	156	1.73%	102	1.15%

Commercial Investor Real Estate Mortgage	203	5.22%	207	5.17%	210	5.11%	196	4.74%	90	2.23%
Commercial Investor Real Estate Construction	133	12.33%	150	12.00%	159	10.26%	148	8.40%	111	5.94%

Total Investor Real Estate	336	6.77%	357	6.80%	369	6.52%	344	5.83%	201	3.40%

Residential First Mortgage	61	1.58%	62	1.63%	55	1.40%	57	1.45%	51	1.31%
Home Equity	106	2.84%	116	3.07%	113	2.89%	94	2.37%	113	2.85%
Direct	3	1.51%	4	1.85%	4	2.07%	5	2.47%	3	1.59%
Indirect	4	0.72%	8	1.38%	10	1.58%	10	1.46%	11	1.31%
Other Consumer	12	13.47%	15	16.90%	18	18.46%	14	15.61%	10	12.00%

Total Consumer	186	2.22%	205	2.42%	200	2.28%	180	2.03%	188	2.10%

Total Net Charge-Offs	651	2.99%	700	3.16%	692	2.99%	680	2.86%	491	2.06%

OO = Owner Occupied

FINANCIAL SUPPLEMENT TO

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90+ Days Past Due Loans

Risk View

	2Q2010		1Q2010		4Q2009		3Q2009		2Q2009
($ millions)	$	%	$	%	$	%	$	%	$	%
Commercial and Industrial	7	0.03%	24	0.11%	24	0.11%	13	0.06%	14	0.06%
Commercial Real Estate Mortgage - OO	4	0.04%	6	0.05%	16	0.13%	12	0.10%	17	0.14%
Commercial Real Estate Construction - OO	—	0.00%	—	0.00%	2	0.24%	1	0.10%	3	0.29%

Total Commercial	11	0.03%	30	0.09%	42	0.12%	26	0.07%	34	0.09%

Commercial Investor Real Estate Mortgage	26	0.17%	42	0.27%	22	0.14%	29	0.18%	46	0.28%
Commercial Investor Real Estate Construction	4	0.10%	6	0.14%	8	0.14%	11	0.16%	13	0.18%

Total Investor Real Estate	30	0.16%	48	0.24%	30	0.14%	40	0.18%	59	0.25%

Residential First Mortgage	349	2.24%	365	2.34%	361	2.31%	345	2.23%	360	2.32%
Home Equity	215	1.45%	249	1.65%	241	1.57%	222	1.42%	148	0.94%
Direct	1	0.14%	1	0.17%	2	0.30%	2	0.22%	2	0.21%
Indirect	3	0.12%	3	0.16%	6	0.24%	4	0.16%	5	0.15%
Other Consumer	3	0.90%	4	1.20%	6	1.34%	4	1.07%	5	1.33%

Total Consumer	571	1.71%	622	1.83%	616	1.78%	577	1.65%	520	1.46%

Total 90+ Days Past Due Loans	612	0.71%	700	0.79%	688	0.76%	643	0.69%	613	0.64%

OO = Owner Occupied

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Non-Accrual Loans (excludes loans held for sale)

Risk View

	2Q2010		1Q2010		4Q2009		3Q2009		2Q2009
($ millions)	$	%	$	%	$	%	$	%	$	%
Total Commercial & Industrial	479	2.27%	517	2.43%	427	1.98%	381	1.73%	383	1.62%
Total Commercial Real Estate Mortgage - OO	680	5.68%	623	5.18%	560	4.65%	450	3.72%	372	3.03%
Total Commercial Real Estate Construction - OO	37	6.77%	38	6.47%	50	6.69%	47	5.33%	45	4.29%

Total Commercial	1,196	3.56%	1,178	3.48%	1,037	3.02%	878	2.52%	800	2.16%

Total Commercial Investor Real Estate Mortgage	1,286	8.49%	1,343	8.55%	1,203	7.47%	1,184	7.31%	811	4.94%
Total Commercial Investor Real Estate Construction	754	19.94%	986	20.97%	1,067	19.07%	992	14.99%	869	12.13%

Total Investor Real Estate	2,040	10.77%	2,329	11.41%	2,270	10.46%	2,176	9.54%	1,680	7.12%

Residential First Mortgage	212	1.36%	199	1.28%	180	1.15%	162	1.05%	136	0.87%
Home Equity	25	0.17%	—	0.00%	1	0.00%	—	0.00%	2	0.01%
Direct	—	0.00%	—	0.00%	—	0.00%	—	0.00%	—	0.00%
Indirect	—	0.00%	—	0.00%	—	0.00%	—	0.00%	—	0.00%
Other Consumer	—	0.00%	—	0.00%	—	0.00%	—	0.00%	—	0.00%

Total Consumer	237	0.71%	199	0.59%	181	0.52%	162	0.46%	138	0.39%

Total Non-Accrual Loans	3,473	4.04%	3,706	4.20%	3,488	3.85%	3,216	3.47%	2,618	2.72%

OO = Owner Occupied

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SECOND QUARTER 2010 EARNINGS RELEASE

FINANCIAL SUPPLEMENT TO

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FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2010 EARNINGS RELEASE

FINANCIAL SUPPLEMENT TO

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FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2010 EARNINGS RELEASE

Home Equity Lending Net Charge-off Analysis

		2Q10			1Q10			4Q09			3Q09			2Q09
($ in millions)		1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total	1st Lien	2nd Lien	Total
Florida	Net Charge-off %*	3.12%	7.10%	5.57%	2.92%	7.96%	6.04%	3.17%	7.47%	5.83%	2.19%	6.33%	4.77%	2.44%	7.89%	5.85%
	$ Losses	$16.5	$59.7	$76.2	$15.4	$68.2	$83.6	$17.4	$66.4	$83.8	$12.1	$57.4	$69.5	$13.2	$72.0	$85.2
	Balance	$2,098.0	$3,333.3	$5,431.3	$2,126.5	$3,424.9	$5,551.4	$2,169.7	$3,485.5	$5,655.2	$2,181.0	$3,570.4	$5,751.4	$2,171.3	$3,624.8	$5,796.1
	Original LTV	65.7%	76.1%	72.1%
All Other States	Net Charge-off %*	0.75%	1.67%	1.26%	0.74%	1.85%	1.35%	0.93%	1.39%	1.18%	0.56%	1.33%	0.98%	0.63%	1.50%	1.11%
	$ Losses	$8.0	$21.6	$29.6	$7.9	$24.0	$31.9	$10.4	$18.8	$29.2	$6.2	$18.3	$24.5	$7.2	$20.7	$27.9
	Balance	$4,250.3	$5,120.4	$9,370.7	$4,306.0	$5,208.4	$9,514.4	$4,394.8	$5,330.6	$9,725.4	$4,451.0	$5,428.0	$9,879.0	$4,508.6	$5,491.6	$10,000.2
	Original LTV	67.7%	79.8%	74.2%
Totals	Net Charge-off %*	1.53%	3.81%	2.84%	1.46%	4.27%	3.07%	1.67%	3.79%	2.89%	1.09%	3.32%	2.37%	1.22%	4.04%	2.85%
	$ Losses	$24.5	$81.3	$105.8	$23.3	$92.2	$115.5	$27.8	$85.2	$113.0	$18.3	$75.7	$94.0	$20.4 $	92.7	$113.1
	Balance	$6,348.3	$8,453.7	$14,802.0	$6,432.5	$8,633.3	$15,065.8	$6,564.5	$8,816.1	$15,380.6	$6,632.0	$8,998.4	$15,630.4	$6,679.9	$9,116.4	$15,796.3
	Original LTV	67.0%	78.3%	73.4%

*	23% Florida second lien concentration driving results
*	Second lien, Florida net charge-offs represent 56% of 2Q10 net charge-offs but just 23% of outstanding balances.
*	Net charge-offs in Florida approximately 4.4 times non-Florida net charge-off rate
*	Origination quality solid with an average FICO of 774 and an average LTV of 63%; Property value declines driving losses

Notes:    * Recoveries are pro-rated based on charge-off balances.

*	Balances shown on an ending basis. Net loss rates calculated using average balances
*	Original LTVs shown for current period only; prior period LTVs not materially different

FINANCIAL SUPPLEMENT TO

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Credit Costs Moderating

(in millions)	2Q09	3Q09	4Q09	1Q10	2Q10
Net Charge-offs
IRE Valuation Losses	$129	$191	$215	$198	$142
Investor Real Estate (IRE)	39	45	55	59	74
Commercial	99	136	107	128	117
Consumer Real Estate	164	150	168	177	167

Other Consumer	24	30	32	28	19

Net Charge-offs excluding charge-offs from Sales / Transfers to HFS	455	552	577	590	519
Sales/Transfer to HFS	36	128	115	110	132

Total Net Charge-offs	$491	$680	$692	$700	$651

Net Loss / (Gain) - HFS Sales	(2)	1	2	6	(9)
HFS Write-downs (1)	5	9	9	10	5
OREO expense	24	61	65	42	40

Total Credit Costs	$518	$751	$768	$758	$687

(1)	Reflects write-downs subsequent to initial move to held for sale and write-downs upon transfer to OREO

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FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2010 EARNINGS RELEASE

Gross and Net NPA Migration Moderating

($ in millions)	2Q 2009	3Q 2009	4Q 2009	1Q 2010	2Q 2010
Beginning Non-Performing Assets¹	$1,935	$3,057	$3,719	$4,095	$4,316
Additions	$1,758	$1,667	$1,404	$1,306	$887
Payments	(116)	(90)	(88)	(124)	(135)
Returned to Accruing Status	(10)	(42)	(44)	(55)	(58)
Charge-Offs / OREO Write-Downs	(296)	(440)	(451)	(443)	(402)

Net Additions	$1,336	$1,095	$821	$684	$292

Dispositions	(80)	(232)	(312)	(376)	(430)
Moved to Held for Sale	(134)	(201)	(133)	(87)	(159)

Ending Non-Performing Assets¹	$3,057	$3,719	$4,095	$4,316	$4,019

Change Versus Previous Quarter	$1,122	$662	$376	$221	($297)

[1]	Excludes Loans Held for Sale

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Additional Financial and Operational Data

	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Associate headcount	27,895	28,213	28,509	28,995	29,838
Total branch outlets	1,774	1,774	1,895	1,895	1,899
ATMs	2,162	2,198	2,304	2,313	2,321
Morgan Keegan offices	325	321	324	339	324

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Reconciliation to GAAP Financial Measures

The table below presents computations of earnings and certain other financial measures excluding regulatory charge (non-GAAP). The regulatory charge is included in financial results presented in accordance with generally accepted accounting principles (GAAP). Regions believes that the exclusion of the regulatory charge in expressing earnings and certain other financial measures, including “earnings (loss) per common share, excluding regulatory charge”, “return on average assets, excluding regulatory charge” and “return on average tangible common equity, excluding regulatory charge” (explained on next page) provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business, because management does not consider the regulatory charge to be relevant to ongoing operating results. Management and the Board of Directors utilize these non-GAAP financial measures for the following purposes: preparation of Regions’ operating budgets; calculation of performance-based annual incentive bonuses for certain executives; calculation of performance-based multi-year incentive bonuses for certain executives; monthly financial performance reporting; monthly close-out “flash” reporting of consolidated results (management only); and presentations to investors of company performance. Regions believes that presenting these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management and the Board of Directors. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. To mitigate these limitations, Regions has policies and procedures in place to identify and address expenses that qualify for non-GAAP presentation, including authorization and system controls to ensure accurate period to period comparisons. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes the regulatory charge does not represent the amount that effectively accrues directly to stockholders (i.e. the regulatory charge is a reduction in earnings and stockholders’ equity).

		As of and for Quarter Ended
($ amounts in millions, except per share data)		06/30/10	03/31/10	12/31/09	09/30/09	06/30/09
INCOME (LOSS)
Net income (loss) (GAAP)		$(277)	$(196)	$(543)	$(377)	$(188)
Preferred dividends and accretion (GAAP)		(58)	(59)	(63)	(60)	(56)

Net income (loss) available to common shareholders (GAAP)	A	$(335)	$(255)	$(606)	$(437)	$(244)

Net income (loss) available to common shareholders (GAAP)		$(335)	$(255)	$(606)	$(437)	$(244)
Regulatory charge, net of tax		200	—	—	—	—

Net income (loss) available to common shareholders, excluding regulatory charge (non-GAAP)	B	(135)	(255)	(606)	(437)	(244)

Weighted-average diluted shares	C	1,200	1,194	1,191	1,189	876
Earnings (loss) per common share - diluted (GAAP)	A/C	(0.28)	(0.21)	(0.51)	(0.37)	(0.28)
Earnings (loss) per common share, excluding regulatory charge - diluted (non-GAAP)	B/C	(0.11)	(0.21)	(0.51)	(0.37)	(0.28)

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2010 EARNINGS RELEASE

Reconciliation to GAAP Financial Measures

The following tables also provide calculations of “return on average tangible common stockholders’ equity”, end of period “tangible common stockholders’ equity” ratios and a reconciliation of stockholders’ equity (GAAP) to Tier 1 capital (regulatory) and to “Tier 1 common equity” (non-GAAP). Tangible common stockholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Traditionally, the Federal Reserve and other banking regulatory bodies have assessed a bank’s capital adequacy based on Tier 1 capital, the calculation of which is codified in federal banking regulations. In connection with the Supervisory Capital Assessment Program (“SCAP”), these regulators began supplementing their assessment of the capital adequacy of a bank based on a variation of Tier 1 capital, known as Tier 1 common equity. While not codified, analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity and/or the Tier 1 common equity measure. Because tangible common stockholders’ and Tier 1 common equity are not formally defined by GAAP or codified in the federal banking regulations, these measures are considered to be non-GAAP financial measures and other entities may calculate them differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity and Tier 1 common equity, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on these same bases.

Tier 1 common equity is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a company’s balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories. The aggregated dollar amount in each category is then multiplied by the risk-weighted category. The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1 capital ratio. Adjustments are made to Tier 1 capital to arrive at Tier 1 common equity. Tier 1 common equity is also divided by the risk-weighted assets to determine the Tier 1 common equity ratio. The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements.

			As of and for Quarter Ended
($ amounts in millions, except per share data)		06/30/10	03/31/10	12/31/09	09/30/09	06/30/09
RETURN ON AVERAGE ASSETS
Average assets (GAAP)	D	$137,285	$139,565	$141,133	$140,305	$146,087
Return on average assets (GAAP) (1)	A/D	-0.98%	-0.74%	-1.70%	-1.24%	-0.67%

Return on average assets, excluding regulatory charge (non-GAAP) (1)	B/D	-0.40%	-0.74%	-1.70%	-1.24%	-0.67%

RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS’ EQUITY
Average stockholders’ equity (GAAP)		$17,592	$17,798	$18,248	$18,612	$17,495
Less: Average intangible assets (GAAP)		6,019	6,046	6,077	6,108	6,138
Average preferred equity (GAAP)		3,576	3,605	3,606	3,606	3,421
Average tangible common stockholders’ equity (non-GAAP)	E	$7,997	$8,147	$8,565	$8,898	$7,936
Return on average tangible common stockholders’ equity (GAAP) (1)	A/E	-16.80%	-12.69%	-28.03%	-19.48%	-12.34%

Return on average tangible common stockholders’ equity, excluding regulatory charge (non-GAAP) (1)	B/E	-6.79%	-12.69%	-28.03%	-19.48%	-12.34%

TANGIBLE COMMON RATIOS
Stockholders’ equity (GAAP)		$17,463	$17,638	$17,881	$18,492	$18,737
Less: Intangible assets (GAAP)		6,003	6,031	6,060	6,093	6,124
Preferred equity (GAAP)		3,360	3,610	3,602	3,612	3,603

Tangible common stockholders’ equity (non-GAAP)	F	$8,100	$7,997	$8,219	$8,787	$9,010
Total assets (GAAP)		$135,340	$137,230	$142,318	$139,986	$142,811
Less: Intangible assets (GAAP)		6,003	6,031	6,060	6,093	6,124

Tangible assets (non-GAAP)	G	$129,337	$131,199	$136,258	$133,893	$136,687
Shares outstanding—end of quarter	H	1,256	1,192	1,193	1,188	1,188
Tangible common stockholders’ equity to tangible assets (non-GAAP)	F/G	6.26%	6.09%	6.03%	6.56%	6.59%
Tangible common book value per share (non-GAAP)	F/H	$6.45	$6.71	$6.89	$7.40	$7.58
TIER 1 COMMON RISK-BASED RATIO (2)
Stockholders’ equity (GAAP)		$17,463	$17,638	$17,881	$18,492	$18,737
Accumulated other comprehensive (income) loss		(306)	(144)	(130)	(143)	36
Non-qualifying goodwill and intangibles		(5,752)	(5,771)	(5,792)	(5,821)	(5,845)
Disallowed deferred tax assets		(443)	(932)	(947)	(485)	(403)
Disallowed servicing assets		(22)	(27)	(25)	(21)	(20)
Qualifying non-controlling interests		92	91	91	91	91
Qualifying trust preferred securities		846	846	846	846	846

Tier 1 capital (regulatory)		$11,878	$11,701	$11,924	$12,959	$13,442
Qualifying non-controlling interests		(92)	(91)	(91)	(91)	(91)
Qualifying trust preferred securities		(846)	(846)	(846)	(846)	(846)
Preferred stock		(3,360)	(3,610)	(3,602)	(3,612)	(3,603)

Tier 1 common equity (non-GAAP)	J	$7,580	$7,154	$7,385	$8,410	$8,902
Risk-weighted assets (regulatory)	K	98,653	100,323	103,330	106,673	110,558
Tier 1 common risk-based ratio (non-GAAP)	J/K	7.7%	7.1%	7.1%	7.9%	8.1%

(1)	Income statement amounts have been annualized in calculation
(2)	Current quarter amounts and the resulting ratios are estimated

FINANCIAL SUPPLEMENT TO

SECOND QUARTER 2010 EARNINGS RELEASE

Forward-Looking Statements

This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a safe harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•

The Dodd-Frank Wall Street Reform and Consumer Protection Act became law on July 21, 2010 and a number of legislative, regulatory and tax proposals remain pending. Additionally, the U.S. Treasury and federal banking regulators continue to implement, and is beginning to wind down, a number of programs to address capital and liquidity issues in the banking system. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature of which cannot be determined at this time.

•

The impact of compensation and other restrictions imposed under the Troubled Asset Relief Program (“TARP”) until Regions repays the outstanding preferred stock issued under TARP including restrictions on Regions’ ability to attract and retain talented executives and employees.

•	The impact of compensation and other restrictions imposed under the Troubled Asset Relief Program (“TARP”) until Regions repays the outstanding preferred stock and warrant issued under TARP.

•	Possible additional loan losses, impairment of goodwill and other intangibles and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.

•	Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.

•

Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions, including unemployment levels.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.

•

Possible changes in trade, monetary and fiscal policies, laws and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.

•	The current stresses in the financial and real estate markets, including possible continued deterioration in property values.

•	Regions’ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions’ business.

•	Regions’ ability to achieve the earnings expectations related to businesses that have been acquired or that may be acquired in the future.

•	Regions’ ability to expand into new markets and to maintain profit margins in the face of competitive pressures.

•	Regions’ ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions’ customers and potential customers.

•	Regions’ ability to keep pace with technological changes.

•	Regions’ ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.

•	Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.

•	The cost and other effects of material contingencies, including litigation contingencies and any adverse judicial, administrative or arbitral rulings or proceedings.

•	The effects of increased competition from both banks and non-banks.

•	The effects of geopolitical instability and risks such as terrorist attacks.

•	Possible changes in consumer and business spending and saving habits could affect Regions’ ability to increase assets and to attract deposits.

•	The effects of weather and natural disasters such as floods, droughts and hurricanes and the effects of the Gulf of Mexico oil spill.

•	Regions’ ability to maintain favorable ratings from ratings agencies.

•	Potential dilution of holders of shares of Regions’ common stock resulting from the U.S. Treasury’s investment under TARP.

•	Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.

•	The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.

•	Regions’ ability to receive dividends from its subsidiaries.

•	The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.

•	The effects of any damage to Regions’ reputation resulting from developments related to any of the items identified above.

The foregoing list of factors is not exhaustive; for discussion of these and other risks that may cause actual results to differ from expectations, please look under the caption “Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2009 and Form 10-Q for the quarter ended March 31, 2010, as on file with the Securities and Exchange Commission.

The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Regions assumes no obligation to update or revise any forward-looking statements that are made from time to time.

Regions’ Investor Relations contact is List Underwood at (205) 801-0265; Regions’ Media contact is Tim Deighton at (205) 264-4551